Supplement dated October 31, 2011
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011,
July 20, 2011, September 16, 2011, and September 21, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors
On or about November 15, 2011, on page 85, delete the section related to Essex Investment
Management Company, LLC.

On or about November 15, 2011, on page 86, delete the section related to Mellon Capital
Management Corporation.

Sub-Advisory Agreements for the Funds
All Other Funds
On or about November 15, 2011, on page 99, delete the sub-advisory fee schedule related to
MidCap Growth III and Mellon Capital.

On or about November 15, 2011, on page 100, delete the sub-advisory fee schedule related to
SmallCap Growth II and Essex.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities
On or about November 15, 2011, in the second table on page 113, in the first row, in the third column, delete “MidCap Growth III” and substitute “Bond Market Index” and in the fourth column, delete “MidCap Growth I and SmallCap Value I” and substitute “N/A.”

PORTFOLIO MANAGERS DISCLOSURE
On or about November 15, 2011, on page 167, delete the section related to Essex Investment
Management Company, LLC (“Essex”) and the related portfolio manager.

On or about November 15, 2011, on pages 174-175, delete the section related to Mellon Capital
Management Corporation and the related portfolio managers.

APPENDIX B

Proxy Voting Policies
On our about November 15, 2011, delete the Proxy Voting Policies for Essex Investment
Management Company, LLC and Mellon Capital Management Corporation.